                                                                   EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Cabletron Systems, Inc.:

  We consent to the use of our reports incorporated by reference in the Registration Statement on Form S-4 of Cabletron Systems, Inc., and to the reference to our firm under the heading "Experts" in the related Proxy Statement/Prospectus.


                                          KPMG Peat Marwick LLP

Boston, Massachusetts
July 27, 1998